Exhibit 10.44
PROMISSORY NOTE

Dated: September 12, 2008	Chicago, Illinois
The undersigned, Omeros Corporation, a Washington corporation with its principal place of business at 1420 Fifth Avenue, Seattle, WA 98101 (herein referred to as “Borrower”), promises to pay to BlueCrest Capital Finance, L.P. (“Lender”) or its registered assigns Five Million and 00/100 Dollars ($5,000,000.00) at its office at Chicago, Illinois, or at such other place as Lender or its registered assigns may appoint, plus interest thereon as set forth herein.
Interest on the principal amount outstanding shall accrue at the rate equal to 12.50% per annum, computed on the basis of a 360-day year of twelve 30-day months, and on the assumption that each payment of principal shall be made in a timely manner (the “Loan Interest Rate”).
Principal and interest hereunder shall be payable on the first calendar day of each month, or, if the first calendar day of any month is not a business day, then on the next succeeding business day (each a “Payment Date”), in the amounts set forth below. Borrower agrees to make (i) three (3) payments of interest only (paid in arrears) of $52,083.33 each, commencing on the second Payment Date occurring after the date of this Note and (ii) thirty-six (36) equal monthly payments of principal and interest (paid in arrears) in the amount of $167,268.13 each, commencing on the fifth Payment Date after the date of this Note (each, a “Periodic Payment”) and continuing on each Payment Date thereafter until the amounts of principal and interest owing under this Note are paid in full; provided, however, that the final Periodic Payment shall additionally include any accrued and unpaid interest and other charges then outstanding. The foregoing payments include interest at the Loan Interest Rate, which is precomputed for the period ending when such payments are due and on the assumption that all payments will be made on their respective due dates. Borrower further agrees to pay a per diem interest charge equal to $1,736.11 per day from and including the date that Lender makes the advance to which this Note relates, to and excluding the first Payment Date hereunder.
Any payment of principal and/or interest which is past due for a period in excess of five (5) days after its due date shall be overdue and shall be subject to a service charge in an amount equal to two percent (2%) of the delinquent amount, but not more than the maximum rate permitted by law, whichever is less. In addition, and notwithstanding the forgoing, during the continuance of an Event of Default all outstanding Borrower Liabilities in respect of the Loans (including the Loan evidenced by this Promissory Note) shall bear interest (payable on demand) at a rate that is two percent (2%) per annum in excess of the Loan Interest Rate (the “Default Interest Rate”) and the monthly payment of principal and interest while such Default exists shall be recalculated at the Default Interest Rate. Borrower shall additionally be liable for any costs or expenses incurred by Lender in collecting any sums due from Borrower to Lender including all attorneys’ fees and legal expenses incurred by Lender if this note is placed with an attorney for collection.
Demand, presentment for payment, notice of non-payment and protest are hereby waived by the undersigned.
This Note is made by Borrower and delivered to Lender in relation to that certain Funding Request No. 1 issued by Borrower pursuant to that certain Loan and Security Agreement No. V08302 dated as of September 12, 2008 (“Loan Agreement”; capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement) by and between Borrower and Lender. This Note is issued under the terms of and is entitled to the benefits of the Loan Agreement, to which reference is hereby made for a statement of the nature and extent of the protection and security afforded and the rights of the payee hereof and the rights and obligations of the undersigned. Lender’s books and records shall be dispositive evidence of the amount disbursed pursuant to this Note and the Loan Agreement.
Upon the occurrence and during the continuance of an “Event of Default,” this Note may become or be declared due in the manner and with the effect provided in the Loan Agreement.

Lender (or its registered assigns) shall not be required to look to any collateral for the payment of this Note, but may proceed against Borrower, or any guarantor hereof in such manner as it deems desirable. None of the rights or remedies of Lender (or its registered assigns) hereunder or under the Loan Agreement are to be deemed waived or affected by any failure to exercise same.
All remedies conferred upon Lender (or its registered assigns) under this Note, the Loan Agreement or any other instrument or agreement to which the undersigned or any guarantor hereof is a party or under any or all of them is bound, shall be cumulative and not exclusive, and such remedies may be exercised concurrently or consecutively at the option of Lender or its registered assigns.
THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF ILLINOIS. AT THE ELECTION OF LENDER AND WITHOUT LIMITING LENDER’S RIGHT TO COMMENCE AN ACTION IN OTHER JURISDICTION, BORROWER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURT (FEDERAL, STATE OR LOCAL) HAVING SITUS WITHIN COOK COUNTY IN THE STATE OF ILLINOIS, EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF BORROWER. BORROWER HEREBY WAIVES ANY RIGHT TO ASSERT THAT ANY ACTION INSTITUTED BY LENDER OR BORROWER IN SUCH COURT IS AN IMPROPER VENUE OR SUCH ACTION SHOULD BE TRANSFERRED TO A MORE CONVENIENT FORUM. LENDER AND BORROWER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY.
BORROWER AGREES THAT ALL PAYMENTS AND OTHER OBLIGATIONS DUE AND OWING UNDER THIS NOTE AND EACH OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH SHALL BE PAID IN FULL WITHOUT OFFSET OR DEDUCTION FOR ANY REASON, AND BORROWER HEREBY WAIVES ANY RIGHT OF OFFSET ARISING FOR ANY REASON WITH RESPECT TO ANY PAYMENT OR OTHER OBLIGATION DUE AND OWING UNDER THIS NOTE AND EACH OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH.
IN WITNESS WHEREOF, the undersigned hereunto sets its hand and seal as of the date first set forth above.

Omeros Corporation
Borrower

By:	/s/ Gregory A. Demopulos

Name: Gregory A. Demopulos, M.D.
Title: Chairman and CEO